NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated December 14, 2010
to the Prospectus dated May 1, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Mid Cap Growth Fund

1.            At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 14, 2010, the Board approved the addition of Wells Capital Management, Inc. (“WellsCap”) to subadvise a portion of the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), alongside Neuberger Berman Management LLC and American Century Investment Management, Inc., the current subadvisers.  The Trust anticipates the commencement of WellsCap’s activities as a subadviser on or about January 18, 2011 (the “Effective Date”).

2.            On page 18 in the “Fund Summary” section, the second paragraph under “Principal Investment Strategies” is deleted and replaced with the following:

The Fund consists of three portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in stocks of mid-cap companies in a different manner from each other. For example, as of the date of this Prospectus, one subadviser uses fundamental research and quantitative analysis to seek fast-growing companies with above average sales and competitive returns on equity relative to their peers, another subadviser makes its investment decisions primarily on analysis of individual companies, and not on broad economic forecasts, based on the belief that, over the long term, stock price movements follow growth in earnings and revenues, and the third subadviser seeks superior long-term results by identifying growth companies at an early or transitional stage of their development, before their potential is discovered by the market.  NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

3.            On page 19 in the “Fund Summary” section, the following information is added under “Portfolio Management – Subadvisers”:

Wells Capital Management, Inc. (“WellsCap”)

4.            On page 19 in the “Fund Summary” section, the following information is added to the table shown under “Portfolio Management – Portfolio Managers”:

Portfolio Managers	Title	Length of Service
WellsCap
Jerome C. Philpott, CFA	Senior Portfolio Manager	Since 2003
Stuart O. Roberts	Senior Portfolio Manager	Since 2003

5.            On page 44 in the “How the Funds Invest” section, the second paragraph under “Principal Investment Strategies” is deleted and replaced with the following:

The Fund consists of three portions managed by different subadvisers. NFA has selected Neuberger Berman Management LLC., American Century Investment Management, Inc. and Wells Capital Management, Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in mid-cap securities in a different manner from each other. NFA allocates assets to subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

6.            On page 44 in the “How the Funds Invest” section, the following information is added under “Principal Investment Strategies”:

WELLS CAPITAL MANAGEMENT, INC. (“WELLSCAP”) – seeks superior long-term results by identifying growth companies at an early or transitional stage of their development, before their potential is discovered by the market.  WellsCap employs bottom-up fundamental research to select stocks of mid-cap companies that it considers to have successful business plans.  In order to manage risk and seek stocks that are trading at a discount to their growth rate, the portfolio managers maintain a disciplined valuation approach based on its own earnings forecasts and price targets.  By using what the portfolio managers believe to be conservative earnings forecasts and price targets in their valuation analysis, the portfolio managers attempt to select companies that display superior management with a well-defined business plan, increasing market share, strong projected earnings growth, and high, sustainable margins.  WellsCap sells a stock when its return objective has been achieved and the stock is no longer undervalued by the market, if the stock fails to perform as expected or when other opportunities appear more attractive.

7.            In the “Fund Management” section on page 59, the information under “Subadvisers” that is related to WellsCap is deleted and replaced with the following:

WELLS CAPITAL MANAGEMENT, INC. (“WELLSCAP”) is subadviser for portions of the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager Mid Cap Growth Fund. WellsCap is located at 525 Market Street, San Francisco, California 94105. WellsCap is a wholly owned subsidiary of Wells Fargo & Company.

8.            On page 62 in the “Fund Management” section, the following information is added under “Portfolio Management – NVIT Multi-Manager Mid Cap Growth Fund”:

Wells Capital

Jerome C. Philpott, CFA, Managing Director and Senior Portfolio Manager at WellsCap, is jointly responsible for managing the WellsCap portion of the NVIT Multi-Manager Mid Cap Growth Fund.  He joined WellsCap in 2003 as a portfolio manager.  Prior to joining WellsCap, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity Team.  Mr. Philpott holds a bachelor’s degree in economics from Washington and Lee University and a master’s degree in business administration from the Darden School at the University of Virginia.

Stuart O. Roberts, Senior Portfolio Manager at WellsCap, is jointly responsible for managing the WellsCap portion of the NVIT Multi-Manager Mid Cap Growth Fund.  Mr. Roberts joined WellsCap in 2003 as a portfolio manager.  Prior to joining WellsCap, he was a senior portfolio manager with Montgomery Asset Management.    Mr. Roberts holds a bachelor’s degree in economics and history from Bowdoin College and a master’s degree in business administration from the University of Colorado.

9.            Shareholders of the Fund will receive an Information Statement shortly after the Effective Date as required under the Trust’s Manager of Managers Exemptive Order with more detailed information about WellsCap.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE